NUVEEN CORE PLUS BOND FUND

SUPPLEMENT DATED MARCH 26, 2019

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2018

Jeffrey Ebert and Wan-Chong Kung are no longer portfolio managers for Nuveen Core Plus Bond Fund. Timothy Palmer will continue to serve as a portfolio manager for the fund until July 31, 2019. Douglas Baker will continue to serve as portfolio manager for the fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-CPBS-0319P